UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 12, 2025

Cadrenal Therapeutics, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-41596	88-0860746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

822 A1A North, Suite 306

Ponte Vedra, Florida 32082

(Address of principal executive offices and zip code)

(904) 300-0701

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CVKD	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 12, 2025, Cadrenal Therapeutics, Inc., a Delaware corporation (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with eXIthera Pharmaceuticals, Inc., a Delaware corporation (“Seller”) pursuant to which Seller sold all of its right, title and interests in assets owned or held for use by it in connection with the compounds known as Frunexian (EP-7041) and EP-7327 and certain other compounds, including all intellectual property, regulatory filings, clinical and non-clinical data, market analyses, commercialization plans, all inventory related to the Compounds (as such term is defined is defined in the Purchase Agreement) including all active pharmaceutical ingredients, excipients, raw materials, components, works in process, and finished drug product, books and records, and the exclusive license agreement (the “Haisco License Agreement”) with Sichuan Haisco Pharmaceutical Co., Ltd. (“Haisco”), which relates to development and commercialization of Frunexian in the People’s Republic of China (collectively referred to as the “Assets”). The transactions contemplated by the Purchase Agreement were consummated on September 12, 2025 (the “Closing”).

The Purchase Price payable by the Company to the Seller and its assignees for the Assets consists of (i) a cash payment of $50,000 for transaction closing costs, (ii) contingent milestone payments in an amount not to exceed $15 million, and (iii) royalty payments described below. The contingent milestone payments and royalty payments are payable in cash, common stock, or in any combination thereof at the Company’s discretion.

The contingent milestone payments are payable upon the achievement of the following clinical and regulatory milestone events:

(i)	$500,000 upon the occurrence of the first patient dosed in first Phase 2 study initiated after the Closing with respect to Frunexian or an Other IV Compound (as such term is defined in the Purchase Agreement);

(ii)	$500,000 upon the occurrence of the first patient dosed in first Phase 1 study initiated after the Closing with respect to EP-7327 or an Other Oral Compound (as such term is defined in the Purchase Agreement);

(iii)	$1,000,000 upon the occurrence of the first patient dosed in first Phase 3 study initiated after the Closing with respect to Frunexian or an Other IV Compound;

(iv)	$1,000,000 upon the occurrence of the first patient dosed in first Phase 3 study initiated after the Closing with respect to EP-7327 or an Other Oral Compound);

(v)	$6,000,000 on the date the FDA grants approval of a New Drug Application (“NDA”) for Frunexian or an Other IV Compound;

(vi)	$6,000,000 on the date the FDA grants approval of an NDA for EP-7327 or an Other Oral Compound.

The Company shall pay the Seller and its assignees, a royalty equal to 2% of the Annual Net Sales (as such term is defined in the Purchase Agreement) of pharmaceutical products containing any of the Compounds that are the subject of the Purchase Agreement which are covered by a valid patent in any country except China, such royalty to be payable from the first commercial sale of a product in each country until the later of: (a) expiration of the last-to-expire Valid Patent Claim (as such term is defined in the Purchase Agreement) that would be infringed by the commercialization in that country, (b) expiration of regulatory exclusivity in that country (including when generic competition occurs), or (c) ten years from the first commercial sale of the product in that country.

Additionally, the Company will pay Seller 50% of all royalties actually received by the Company from Haisco under the existing Haisco License Agreement, without any limitations on the total amount paid or the time period within which such payments will be made. The Company agreed to assume only post-closing obligations arising from the Haisco License Agreement, but only to the extent that such obligations do not arise from any breach or default by Seller under the Haisco License Agreement on or before the Closing.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (“the Current Report”) hereto and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On September 15, 2025, the Company issued a press release announcing the acquisition and consummation of the transactions contemplated by the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated into this Item 7.01 by reference herein.

The information included under Item 7.01 of this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Caution Concerning Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “expects,” “intends,” “projects,” “plans,” and “future” or similar expressions are intended to identify forward-looking statements. Forward-looking statements include statements concerning the development of frunexian and the Company’s payment of milestone payments and royalties. Forward-looking statements are based on management’s current expectations and are subject to various risks and uncertainties that could cause actual results to differ materially and adversely from those expressed or implied by such forward-looking statements. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Risks regarding the Company’s business are described in detail in its filings with the Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 13, 2025, the Company’s Quarterly Report for the quarter ended March 31, 2025 filed with the SEC on May 8, 2025, the Company’s Quarterly Report for the quarter ended June 30, 2025 filed with the SEC on August 11, 2025, and in the Company's subsequent filings with the SEC, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that the Company makes from time to time with the SEC. These forward-looking statements speak only as of the date hereof, and the Company disclaims any obligation to update these statements except as may be required by law.

Item 8.01. Other Events.

On September 15, 2025, the Company posted an updated corporate presentation on its website (the “Presentation”) for use in meetings with investors, analysts and others, which discusses the development of its anticoagulation pipeline. The Presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

10.1*	Purchase Agreement between Cadrenal Therapeutics, Inc. and eXIthera Pharmaceuticals, Inc.
99.1	Press Release of Cadrenal Therapeutics, Inc. dated September 15, 2025
99.2	Corporate Presentation dated September 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*	Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2025	CADRENAL THERAPEUTICS, INC.

	By:	/s/ Quang X. Pham
	Name:	Quang X. Pham
	Title:	Chairman and Chief Executive Officer

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